Exhibit 99.1

2007 Annual Meeting of Shareholders Comerica Incorporated May 15, 2007

2007 Annual Meeting of Shareholders Call to Order

2007 Annual Meeting of Shareholders Opening Remarks and Introductions

2007 Annual Meeting of Shareholders Proposal I: Election of Five Class II Directors

2007 Annual Meeting of Shareholders Proposal II: Ratification of the Appointment of Ernst & Young as Independent Auditors

2007 Annual Meeting of Shareholders Proposal III: Vote on Shareholder Proposal Regarding Preparation of Sustainability Report

2007 Annual Meeting of Shareholders Polls Closed for Voting

2007 Annual Meeting of Shareholders Voting Results

2007 Annual Meeting of Shareholders Adjournment

2007 Annual Meeting of Shareholders Any statements in this news release that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "believes," "feels," "expects," "estimates," "seeks," "strives," "plans," "intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," "aspiration," "outcome," "continue," "remain," "maintain," "trend," "objective" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this news release and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries, estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in the pace of an economic recovery and related changes in employment levels, the effects of war and other armed conflicts or acts of terrorism, the effects of natural disasters including, but not limited to, hurricanes, Safe Harbor Statement

2007 Annual Meeting of Shareholders tornadoes, earthquakes and floods, the disruption of private or public utilities, the implementation of Comerica's strategies and business models, management's ability to maintain and expand customer relationships, management's ability to retain key officers and employees, changes in the accounting treatment of any particular item, the impact of regulatory examinations, declines or other changes in the businesses or industries in which Comerica has a concentration of loans, including, but not limited to, automotive production, the anticipated performance of any new banking centers, the entry of new competitors in Comerica's markets, changes in the level of fee income, changes in applicable laws and regulations, including those concerning taxes, banking, securities and insurance, changes in trade, monetary and fiscal policies, including the interest rate policies of the Board of Governors of the Federal Reserve System, fluctuations in inflation or interest rates, changes in general economic conditions and related credit and market conditions and adverse conditions in the stock market. Comerica cautions that the foregoing list of factors is not exclusive. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward- looking statements made in this news release or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Safe Harbor Statement (Continued)

Chairman and Chief Executive Officer's Presentation

Raymond D. Nasher 1921 - 2007 In Memoriam

2006 Results and Accomplishments First Quarter 2007 Performance 2007 Initiatives Accelerating Our Growth Questions and Answers Overview

Positive Core Operating Trends* Highlight Full Year 2006 Results Average loan growth of 8%** Florida: 25% Texas: 19% Western: 15% Midwest & Other: 1% Total revenue* increased 2% excluding the following: $47 million settlement from a Financial Services Division-related lawsuit in 2006 $12 million loss on the sale of the Mexican bank charter in 2006 $20 million benefit from a warrant accounting change in 2005 Solid credit quality FY06 FY05 Net credit-related charge-offs to avg. total loans 15bps 26bps Total net credit-related charge-offs (in millions) $72 $116 Total provision for credit losses (in millions) $42 ($29) *From continuing operations ** Loan growth figures exclude Financial Services Division Analysis of full year 2006 compared to full year 2005

2006 Accomplishments Opened 25 New Banking Centers Launched New Treasury Management Products ACH Positive Pay Remote Deposit Capture Introduced New Retail Products Suite of reward rich credit cards for small business and individuals Enhanced and repackaged loan and deposit products

2006 Accomplishments Implemented Wealth & Institutional Management efficiency improvements Sold Munder Capital Management Introduced new employee relocation program: Bank Without Borders Focused Mexican business on dollar-based activity Established representative office in Shanghai, China Increased our annual dividend - 38th year

Solid Earnings Quality Highlights First Quarter 2007 Results * Loan growth figures exclude Financial Services Division; Analysis of 1Q07 compared to 4Q06 Annualized average loan growth of 6%* Western: 15% Texas: 5% Florida: 4% Midwest: (1)% Net interest margin increases 7 basis points to 3.82% Sound credit quality Net credit-related charge-offs as a percentage of average total loans of 16 bps Nonperforming assets of 0.49% of total loans and foreclosed property Expenses well controlled Active capital management: 3.4 million shares repurchased

Financial Results 1Q07 4Q06 Q - Q% Chg 1Q06 Y - Y% Chg Net Income $190 $299 -37% $194 -3% Diluted EPS from continuing operations Diluted EPS $1.19 $1.19 $1.16 $1.87 3% -36% $1.26 $1.18 -6% 1% Return on Equity 14.86% 22.63% 15.33% Net Interest Income $502 $502 0% $479 5% Net Interest Margin 3.82% 3.75% 3.80% Provision for Loan Losses $23 $22 5% $(27) N/M Noninterest Income $203 $262 -23% $195 4% Noninterest Expenses $407 $457 -11% $429 -5% $ in millions, except per share data N/M = Not Meaningful Data has been restated to reflect the results of Munder Capital Management as a discontinued operation

Midwest Western Texas Florida International Other Markets 1Q07 Avg Loans Outstanding 21.8 14.6 6.5 1.6 2.1 0.7 Midwest Western Texas Florida International Other Markets 1Q06 Average Loans Outstanding 21.3 12.7 5.4 1.4 2.2 0.6 Making Progress: Geographic Loan Growth 1Q07: $47.3 billion* 1Q06: $43.6 billion* *Excludes average Financial Services Division loans of $2.9B in 1Q06 and $1.6B in 1Q07 Geography based on office of origination Western includes: CA, AZ, NV, CO, WA Year-over-Year Average Loan Outstandings up 9%*

Solid Credit Quality 1Q06 2Q06 3Q06 4Q06 1Q07 NPA's / Total Loans and ORE 0.0032 0.0037 0.0042 0.0049 0.0049 1Q06 2Q06 3Q06 4Q06 1Q07 Net Credit-Related Charge-offs to Average Total Loans * 0.0019 0.0016 0.0006 0.0019 0.0016 1Q06 2Q06 3Q06 4Q06 1Q07 ALLL / Total Loans 0.0106 0.0104 0.0106 0.0104 0.0104 1Q06 2Q06 3Q06 4Q06 1Q07 Net loan charge-offs to total average loans 3.34 2.78 2.51 2.13 2.14 *Includes net loan charge-offs and net lending related commitment charge-offs ** 7 basis points of this total is related to the sale of the manufactured housing portfolio

Accelerating Banking Center Expansion Opening about 30 new banking centers in 2007 with over 90% in high growth markets Location of New Banking Centers Full Year 2007 YTD 5/07 2004- 2006 Market Total California 14 5 29 75 Arizona 5 0 4 5 Texas 9 4 17 71 Florida 0 0 3 9 Michigan 2 2 7 242 Total 30 11 60 402

2007 Full Year Outlook % Change over 2006 Loan growth (excluding Financial Services Division) Mid to High single-digit West Low double-digit Texas Low double-digit Midwest Flat Net interest margin of about 3.75% to 3.80% Net credit-related charge-offs of about 20 bps (Provision for credit losses modestly in excess of credit-related net charge-offs) Noninterest income Low single-digit* (2006 adjusted base of $820 million) Noninterest expenses Flat (Excluding the provision for credit losses on lending-related commitments) Active capital management Tier 1 common 6.50-7.50% Tier 1 7.25-8.25% This outlook is provided as of April 17, 2007 * Excluding Financial Services Division-related lawsuit settlement and loss on the sale of the Mexican bank charter in 2006

2007 Initiatives Open about 30 new banking centers, primarily in our high growth markets 26 new or enhanced corporate treasury management products under development over the next 18 months Continue to drive lender efficiency through the implementation of data capture, loan origination and risk rating technology (DCORR) Co-location of Private Bankers in Banking Centers Introduce Wealth Station Promote WorldPerks(r) Check Card

Accelerating Comerica's Growth

Comerica to Relocate Corporate Headquarters to Dallas, Texas Accelerates strategy to extend reach into high-growth markets and diversify customer base Compared to other operating regions, Dallas is most centrally located and provides greater accessibility to all of our markets Comerica remains one of Southeast Michigan's largest employers with approximately 7,300 employees across the state Initial move of Management Policy Committee to occur by end of third quarter of 2007 Relocation of headquarters is expected to impact about 200 colleagues over three years

Accelerating Our Strategy of Growth and Balance Comerica Has Grown Where a Significant Percentage of its Earnings is Produced Outside Michigan. The Relocation is a Logical Next Step in Our Strategy to Accelerate Growth. Comerica 2006 Western/Texas/Florida: Loans 50% Deposits 45% Revenue 44% Net Income 46% Banking Centers 152 Comerica 1997 Western/Texas/Florida: Loans 27% Deposits 27% Revenue 27% Net Income 30% Banking Centers 90 Percent of Total Comerica

Building on Our Success Dallas, Texas Is the Right Location for Comerica's Headquarters Closer to markets 2/3 of all Americans will live in southern and western U.S. by 2030; 30% of these in just California, Florida and Texas (U.S. Census Bureau) Texas is the 10th largest economy in the world (International Monetary Fund) Uniquely positioned Largest bank holding company headquartered in Texas Existing strong foundation Presence in Texas for almost 20 years 71 banking centers currently in Dallas, Houston and Austin By Accelerating our Strategy, We Support the Success of Comerica's Colleagues, Customers, Communities and Shareholders

Seamless to Customers

Seamless to Comerica's Customers No effect on customer accounts No effect on lending and credit decision making No effect on how Comerica works with customers In short, it will be business as usual for our customers For More Than 150 Years, Comerica Has Put Its Customers First, and We Look Forward to Maintaining This Tradition

Communities Can Count on Comerica for Continued Support The numbers show what we give, but the faces tell the whole story.

What's Next? Transition to new headquarters by end of third quarter 2007 Currently scouting possible locations for new headquarters office Exact location to be announced shortly Also applying to move to a national charter Enables Comerica Bank to operate under a single set of laws

Summary

Questions and Comments on General Matters

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